UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2015 (May 13, 2015)
USG Corporation (Exact name of registrant as specified in its charter)
1-8864
(Commission File Number)

Delaware	36-3329400
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

550 West Adams Street, Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 436-4000

(former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

USG Corporation (the “Corporation”) held its 2015 annual meeting of stockholders on May 13, 2015. At the annual meeting, the stockholders considered four proposals, each of which is described in more detail in the Corporation's proxy statement for the meeting. The matters voted upon at the annual meeting and the results of the votes were as follows:

Proposal 1.	Election of three directors for a three-year term to expire in 2018.

	FOR	WITHHOLD	BROKER NON-VOTE
Jose Armario	114,162,991	2,126,264	17,376,192
Gretchen R. Haggerty	112,380,944	3,908,293	17,376,192
William H. Hernandez	115,767,462	521,775	17,376,192

Proposal 2.	Approval of the USG Corporation Management Incentive Plan, as amended and restated.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
114,031,048	1,850,020	408,169	17,376,192

Proposal 3.	Approval of the material terms for qualified performance-based awards under the USG Corporation Long-Term Incentive Plan, as amended and restated.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
114,308,727	1,762,000	218,510	17,376,192

Proposal 4.	Ratification of appointment of Deloitte & Touche LLP as the Corporation's independent registered public accountants for 2015.

FOR	AGAINST	ABSTAIN
132,817,393	589,206	258,830

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
Registrant

	By:	/s/ Stanley L. Ferguson
Name: Stanley L. Ferguson
Title: Executive Vice President,
General Counsel and Secretary

Date: May 14, 2015